UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 14, 2005

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-27436	94-3171940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-244-4990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

          On March 14, 2005, Titan Pharmaceuticals, Inc. (the “Company”) issued a press release containing its financial results for the year ended December 31, 2004 (the “Release”). A copy of the Release is furnished herewith as Exhibit 99.1 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

          On March 14, 2005, the Company issued the Release, which contained updated information with regard to its Spheramine program. A copy of the Release is furnished herewith as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press release of Titan Pharmaceuticals, Inc. dated March 14, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Robert E. Farrell
Robert E. Farrell, Chief Financial Officer

Dated: March 14, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Titan Pharmaceuticals, Inc. dated March 14, 2005.